UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 22, 2011

Health Discovery Corporation
(Exact name of registrant as specified in charter)

Georgia	333-62216	74--3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Bryan Street, Suite 601, Savannah, GA  31401
(Address of principal executive offices / Zip Code)

912-443-1987
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

 ITEM 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
                          Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2011, Thomas Gallagher resigned as the President, Chief Operating Officer and General Counsel of Health Discovery Corporation (the “Company”). Mr. Gallagher served as the Company’s principal financial officer and principal accounting officer.

Mr. Gallagher resigned in order to pursue a new opportunity.  The Company’s Board of Directors and Mr. Gallagher have begun discussions about a possible joint venture in order to pursue business opportunities with an emphasis on non-medical data-mining and business analytics using HDC's technology.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: February 28, 2011	By:	/s/ Stephen D. Barnhill, M.D.
Chairman and CEO